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                          ____________________________


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          ____________________________

Date of Report (Date of earliest event reported) : February 24, 2000
                                                   -----------------

                          PHYSICAL SPA & FITNESS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-26573                                          98-0203281
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


12/F-15/F Lee Theatre Plaza, 99 Percival St., Causeway Bay, Hong Kong
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (852) 2572-8888

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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         The Board of Directors of the Registrant approved the engagement of
Moores Rowland, Certified Public Accounts as of February 24, 2000 to serve as the Registrant's independent public auditor and to conduct the audit of the Company's financial statements for the fiscal year ended 1999. The decision to change the certifying accountant was made by the Board of Directors of the Registrant.

         The audit reports provided by William Lindberg, CPA for the fiscal years ended December 31, 1996, 1997 and 1998 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles.

         Upon appointment of Moores Rowland, Certified Public Accountants, the Registrant authorized the former accountant, William Lindberg, CPA, to respond fully to any inquiries of the successor accountant.

         There have been no other past disagreements between the Registrant and William Lindberg, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure for the fiscal years ended December 31, 1996, December 31, 1997, December 31, 1998 or for the interim period ended September 30, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c)      Exhibits

                  16.1     Letter from William Lindberg, CPA, to the SEC.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     February 27, 2000            PHYSICAL SPA & FITNESS, INC.



                                        By: /S/ Ngai Keung Luk
                                            ------------------------------------
                                            Ngai Keung Luk
                                            Chairman and Chief Executive Officer


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